Exhibit 99.1

Union Pacific Reports Third Quarter 2022 Results

●	Adjusted earnings per diluted share $3.19
●	Operating revenue up 18%
●	Adjusted operating income up 13%

Omaha, Neb., October 20, 2022 – Union Pacific Corporation (NYSE: UNP) today reported 2022 third quarter net income of $1.9 billion, or $3.05 per diluted share. These results include a $114 million charge for a change to prior period accounting estimates related to new, tentative and ratified labor agreements. Excluding the effects of that charge, adjusted third quarter net income was $2.0 billion, or $3.19 per diluted share. This compares to 2021 third quarter net income of $1.7 billion, or $2.57 per diluted share.

“We made positive strides in the third quarter to increase network fluidity and better meet customer demand,” said Lance Fritz, Union Pacific chairman, president, and chief executive officer. “Inflationary pressures and operational inefficiencies continued to challenge us. We reported strong revenue and operating income growth in the quarter through increased fuel surcharge revenue, volume gains, and solid core pricing. As we close out 2022, we will maintain strong price discipline while improving efficiency and service to capitalize on the available demand.”

Financial Results: Topline Growth Produces Quarterly Records for Operating Revenue, Operating Income, Net Income, and Earnings Per Share

Third Quarter 2022 Compared to Third Quarter 2021

●	Operating revenue of $6.6 billion was up 18% driven by higher fuel surcharge revenue, volume growth, and core pricing gains.
●	Business volumes, as measured by total revenue carloads, were up 3%.
●	Union Pacific’s reported operating ratio was 59.9%. Excluding the charge, the adjusted operating ratio of 58.2% deteriorated by 190 basis points. Lower fuel prices positively impacted the operating ratio by 70 basis points.
●	Adjusted operating income of $2.7 billion was up 13%.
●	The company repurchased 9.5 million shares in third quarter 2022 at an aggregate cost of $2.1 billion.

Operating Performance: Service and Efficiency Measures Improve Sequentially but Lag Prior Year Results; Quarterly Record for Fuel Consumption Rate

Third Quarter 2022 Compared to Third Quarter 2021

●	Quarterly freight car velocity of 191 daily miles per car, a 2% decline.
●	Quarterly locomotive productivity was 124 gross ton-miles (GTMs) per horsepower day, a 2% decline.
●	Average maximum train length increased 1% to 9,483 feet.
●	Quarterly workforce productivity of 1,045 car miles per employee was flat.

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●	Fuel consumption rate of 1.056, measured in gallons of fuel per thousand GTMs, improved 1%.
●	Union Pacific’s year-to-date reportable personal injury rate improved 20% to 0.80 per 200,000 employee-hours compared to 1.00 for year-to-date 2021.

2022 Guidance: Update Reflects Challenging Year

Updated

●	Full year carload growth ~3%
●	Full year reported operating ratio around 60%
●	Capital spending of $3.4 billion
●	Full year share repurchases of $6.5 billion

Affirmed

●	Pricing gains in excess of inflation dollars
●	Long term dividend payout target of 45% of earnings

Third Quarter 2022 Earnings Conference Call

Union Pacific will webcast its third quarter 2022 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, October 20, 2022, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

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****

This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels, its ability to improve network performance (including those in response to increased traffic), its results of operations, and potential impacts of the COVID-19 pandemic and the Russian-Ukraine conflict. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2021, which was filed with the SEC on February 4, 2022. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and	3rd Quarter				Year-to-Date
Percentages, For the Periods Ended September 30,	2022	2021	%		2022	2021	%
Operating Revenues
Freight revenues	$6,109	$5,166	18%		$17,391	$14,947	16%
Other revenues	457	400	14		1,304	1,124	16
Total operating revenues	6,566	5,566	18		18,695	16,071	16
Operating Expenses
Compensation and benefits	1,278	1,040	23		3,471	3,088	12
Fuel	932	544	71		2,586	1,452	78
Purchased services and materials	626	510	23		1,809	1,478	22
Depreciation	563	553	2		1,677	1,652	2
Equipment and other rents	215	217	(1)		660	629	5
Other	319	270	18		987	874	13
Total operating expenses	3,933	3,134	25		11,190	9,173	22
Operating Income	2,633	2,432	8		7,505	6,898	9
Other income, net	124	38	F		334	214	56
Interest expense	(315)	(290)	9		(938)	(862)	9
Income before income taxes	2,442	2,180	12		6,901	6,250	10
Income taxes	(547)	(507)	8		(1,541)	(1,438)	7
Net Income	$1,895	$1,673	13%		$5,360	$4,812	11%

Share and Per Share
Earnings per share - basic	$3.05	$2.58	18%		$8.56	$7.31	17%
Earnings per share - diluted	$3.05	$2.57	19		$8.54	$7.29	17
Weighted average number of shares - basic	620.4	648.7	(4)		626.1	658.3	(5)
Weighted average number of shares - diluted	621.5	650.3	(4)		627.4	659.9	(5)
Dividends declared per share	$1.30	$1.07	21		$3.78	$3.11	22

Operating Ratio	59.9%	56.3%	3.6	pts	59.9%	57.1%	2.8	pts
Effective Tax Rate	22.4%	23.3%	(0.9)	pts	22.3%	23.0%	(0.7)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2022	2021	%	2022	2021	%
Freight Revenues (Millions)
Grain & grain products	$880	$731	20%	$2,624	$2,292	14%
Fertilizer	178	172	3	541	521	4
Food & refrigerated	290	253	15	828	739	12
Coal & renewables	611	531	15	1,611	1,295	24
Bulk	1,959	1,687	16	5,604	4,847	16
Industrial chemicals & plastics	579	503	15	1,656	1,436	15
Metals & minerals	601	488	23	1,648	1,330	24
Forest products	390	342	14	1,140	1,006	13
Energy & specialized markets	624	578	8	1,762	1,654	7
Industrial	2,194	1,911	15	6,206	5,426	14
Automotive	601	417	44	1,663	1,292	29
Intermodal	1,355	1,151	18	3,918	3,382	16
Premium	1,956	1,568	25	5,581	4,674	19
Total	$6,109	$5,166	18%	$17,391	14,947	16%
Revenue Carloads (Thousands)
Grain & grain products	190	185	3%	590	592	-%
Fertilizer	51	55	(7)	149	153	(3)
Food & refrigerated	48	48	-	143	141	1
Coal & renewables	243	232	5	670	604	11
Bulk	532	520	2	1,552	1,490	4
Industrial chemicals & plastics	165	153	8	486	449	8
Metals & minerals	202	188	7	589	516	14
Forest products	62	63	(2)	189	187	1
Energy & specialized markets	140	145	(3)	412	422	(2)
Industrial	569	549	4	1,676	1,574	6
Automotive	198	166	19	580	519	12
Intermodal [a]	811	809	-	2,373	2,483	(4)
Premium	1,009	975	3	2,953	3,002	(2)
Total	2,110	2,044	3%	6,181	6,066	2%
Average Revenue per Car
Grain & grain products	$4,641	$3,937	18%	$4,449	$3,869	15%
Fertilizer	3,504	3,125	12	3,634	3,398	7
Food & refrigerated	6,017	5,246	15	5,809	5,235	11
Coal & renewables	2,514	2,298	9	2,403	2,146	12
Bulk	3,685	3,244	14	3,612	3,252	11
Industrial chemicals & plastics	3,508	3,277	7	3,404	3,195	7
Metals & minerals	2,969	2,596	14	2,799	2,577	9
Forest products	6,347	5,457	16	6,044	5,390	12
Energy & specialized markets	4,434	3,996	11	4,273	3,924	9
Industrial	3,852	3,482	11	3,702	3,448	7
Automotive	3,030	2,500	21	2,866	2,488	15
Intermodal [a]	1,672	1,424	17	1,651	1,362	21
Premium	1,939	1,608	21	1,890	1,557	21
Average	$2,895	$2,528	15%	$2,814	$2,464	14%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Sep. 30,	Dec. 31,
Millions, Except Percentages	2022	2021
Assets
Cash and cash equivalents	$1,267	$960
Short-term investments	46	46
Other current assets	3,092	2,545
Investments	2,314	2,241
Properties, net	55,689	54,871
Operating lease assets	1,703	1,787
Other assets	1,232	1,075
Total assets	$65,343	$63,525

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,678	$2,166
Other current liabilities	4,034	3,578
Debt due after one year	31,744	27,563
Operating lease liabilities	1,303	1,429
Deferred income taxes	12,868	12,675
Other long-term liabilities	1,973	1,953
Total liabilities	53,600	49,364
Total common shareholders' equity	11,743	14,161
Total liabilities and common shareholders' equity	$65,343	$63,525

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
for the Periods Ended September 30,	2022	2021
Operating Activities
Net income	$5,360	$4,812
Depreciation	1,677	1,652
Deferred income taxes	180	189
Other - net	(147)	(150)
Cash provided by operating activities	7,070	6,503
Investing Activities
Capital investments*	(2,690)	(1,945)
Maturities of short-term investments	46	64
Purchases of short-term investments	(46)	(40)
Other - net	131	129
Cash used in investing activities	(2,559)	(1,792)
Financing Activities
Debt issued	6,080	3,901
Share repurchase programs	(5,497)	(5,846)
Dividends paid	(2,362)	(2,045)
Debt repaid	(2,185)	(1,120)
Net issued/(paid) of commercial paper	(203)	125
Debt exchange	-	(270)
Other - net	(43)	(36)
Cash used in financing activities	(4,210)	(5,291)
Net Change in Cash, Cash Equivalents and Restricted Cash	301	(580)
Cash, cash equivalents, and restricted cash at beginning of year	983	1,818
Cash, cash equivalents, and restricted cash at end of period	$1,284	$1,238
Free Cash Flow**
Cash provided by operating activities	$7,070	$6,503
Cash used in investing activities	(2,559)	(1,792)
Dividends paid	(2,362)	(2,045)
Free cash flow	$2,149	$2,666

*	Capital investments include locomotive and freight car early lease buyouts of $55 million in 2022 and $34 million in 2021.
**	Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2022	2021	%	2022	2021	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)	191	195	(2)%	192	205	(6)%
Average train speed (miles per hour) *	23.7	24.2	(2)	23.8	24.8	(4)
Average terminal dwell time (hours) *	24.4	24.0	2	24.3	23.5	3
Locomotive productivity (GTMs per horsepower day)	124	127	(2)	126	135	(7)
Gross ton-miles (GTMs) (millions)	214,999	207,059	4	634,494	607,949	4
Train length (feet)	9,483	9,359	1	9,376	9,340	-
Intermodal car trip plan compliance (%)**	62	66	(4) pts	65	72	(7) pts
Manifest/Automotive car trip plan compliance (%)**	58	60	(2) pts	59	65	(6) pts
Workforce productivity (car miles per employee)	1,045	1,044	-	1,045	1,036	1
Total employees (average)	30,841	29,810	3	30,582	29,877	2

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$3.96	$2.37	67%	$3.64	$2.13	71%
Fuel consumed in gallons (millions)	227	221	3	687	660	4
Fuel consumption rate***	1.056	1.068	(1)	1.083	1.085	-

Revenue Ton-Miles (Millions)
Grain & grain products	18,554	17,326	7%	59,042	57,864	2%
Fertilizer	2,802	3,038	(8)	9,068	9,202	(1)
Food & refrigerated	4,430	4,685	(5)	13,389	13,824	(3)
Coal & renewables	25,169	24,539	3	69,977	62,791	11
Bulk	50,955	49,588	3	151,476	143,681	5
Industrial chemicals & plastics	7,702	7,746	(1)	22,946	22,791	1
Metals & minerals	10,053	8,922	13	28,460	24,382	17
Forest products	6,573	6,381	3	19,892	19,405	3
Energy & specialized markets	9,322	9,780	(5)	27,493	28,482	(3)
Industrial	33,650	32,829	3	98,791	95,060	4
Automotive	4,347	3,507	24	12,634	11,049	14
Intermodal	18,296	18,390	(1)	54,924	56,643	(3)
Premium	22,643	21,897	3	67,558	67,692	-
Total	107,248	104,314	3%	317,825	306,433	4%

*	Surface Transportation Board (STB) reported performance measures.
**	Methodology used to report is not comparable with the reporting to the STB under docket number EP 770.
***	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2022
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,440	$5,842	$6,109	$17,391
Other revenues	420	427	457	1,304
Total operating revenues	5,860	6,269	6,566	18,695
Operating Expenses
Compensation and benefits	1,101	1,092	1,278	3,471
Fuel	714	940	932	2,586
Purchased services and materials	561	622	626	1,809
Depreciation	555	559	563	1,677
Equipment and other rents	215	230	215	660
Other	337	331	319	987
Total operating expenses	3,483	3,774	3,933	11,190
Operating Income	2,377	2,495	2,633	7,505
Other income, net	47	163	124	334
Interest expense	(307)	(316)	(315)	(938)
Income before income taxes	2,117	2,342	2,442	6,901
Income taxes	(487)	(507)	(547)	(1,541)
Net Income	$1,630	$1,835	$1,895	$5,360

Share and Per Share
Earnings per share - basic	$2.58	$2.93	$3.05	$8.56
Earnings per share - diluted	$2.57	$2.93	$3.05	$8.54
Weighted average number of shares - basic	632.2	625.6	620.4	626.1
Weighted average number of shares - diluted	633.6	626.8	621.5	627.4
Dividends declared per share	$1.18	$1.30	$1.30	$3.78

Operating Ratio	59.4%	60.2%	59.9%	59.9%
Effective Tax Rate	23.0%	21.6%	22.4%	22.3%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2022
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Grain & grain products	$877	$867	$880	$2,624
Fertilizer	180	183	178	541
Food & refrigerated	267	271	290	828
Coal & renewables	508	492	611	1,611
Bulk	1,832	1,813	1,959	5,604
Industrial chemicals & plastics	520	557	579	1,656
Metals & minerals	485	562	601	1,648
Forest products	364	386	390	1,140
Energy & specialized markets	552	586	624	1,762
Industrial	1,921	2,091	2,194	6,206
Automotive	501	561	601	1,663
Intermodal	1,186	1,377	1,355	3,918
Premium	1,687	1,938	1,956	5,581
Total	$5,440	$5,842	$6,109	$17,391
Revenue Carloads (Thousands)
Grain & grain products	205	195	190	590
Fertilizer	45	53	51	149
Food & refrigerated	47	48	48	143
Coal & renewables	225	202	243	670
Bulk	522	498	532	1,552
Industrial chemicals & plastics	160	161	165	486
Metals & minerals	182	205	202	589
Forest products	64	63	62	189
Energy & specialized markets	131	141	140	412
Industrial	537	570	569	1,676
Automotive	190	192	198	580
Intermodal [a]	757	805	811	2,373
Premium	947	997	1,009	2,953
Total	2,006	2,065	2,110	6,181
Average Revenue per Car
Grain & grain products	$4,269	$4,451	$4,641	$4,449
Fertilizer	4,016	3,437	3,504	3,634
Food & refrigerated	5,637	5,770	6,017	5,809
Coal & renewables	2,262	2,426	2,514	2,403
Bulk	3,508	3,642	3,685	3,612
Industrial chemicals & plastics	3,247	3,455	3,508	3,404
Metals & minerals	2,660	2,755	2,969	2,799
Forest products	5,672	6,128	6,347	6,044
Energy & specialized markets	4,219	4,161	4,434	4,273
Industrial	3,574	3,674	3,852	3,702
Automotive	2,640	2,919	3,030	2,866
Intermodal [a]	1,566	1,711	1,672	1,651
Premium	1,782	1,943	1,939	1,890
Average	$2,711	$2,830	$2,895	$2,814

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Sep. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2022	2021
Net income	$7,071	$6,523
Add:
Income tax expense	2,058	1,955
Depreciation	2,233	2,208
Interest expense	1,233	1,157
EBITDA	$12,595	$11,843
Adjustments:
Other income, net	(417)	(297)
Interest on operating lease liabilities [b]	52	56
Adjusted EBITDA	$12,230	$11,602
Debt	$33,422	$29,729
Operating lease liabilities	1,629	1,759
Unfunded/(funded) pension and OPEB, net of tax cost/(benefit) of ($40) and ($21)	(139)	(72)
Adjusted debt	$34,912	$31,416
Adjusted debt / adjusted EBITDA	2.9	2.7

[a]	The trailing twelve months income statement information ended September 30, 2022, is recalculated by taking the twelve months ended December 31, 2021, subtracting the nine months ended September 30, 2021, and adding the nine months ended September 30, 2022.
[b]	Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

*

Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB (other postretirement benefit) obligations divided by net income plus income tax expense, depreciation, amortization, interest expense, and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on operating lease liabilities) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides a reconciliation from net income to adjusted debt to adjusted EBITDA. At both September 30, 2022, and December 31, 2021, the incremental borrowing rate on operating lease liabilities was 3.2%.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Financial Performance*
Millions, Except Per Share Amounts	Reported results	Labor accrual		Adjusted results
For the Three Months Ended September 30, 2022	(GAAP)	adjustment		(non-GAAP)
Operating income	$2,633	$114		$2,747
Net income	1,895	86		1,981
Diluted EPS	$3.05	$0.14		$3.19
Operating ratio	59.9%	(1.7)	pts	58.2%

Millions, Except Per Share Amounts	Reported results	Labor accrual		Adjusted results
For the Nine Months Ended September 30, 2022	(GAAP)	adjustment		(non-GAAP)
Operating income	$7,505	$114		$7,619
Net income	5,360	86		5,446
Diluted EPS	$8.54	$0.14		$8.68
Operating ratio	59.9%	(0.7)	pts	59.2%

*	The above tables reconcile our results for the three and nine months ended September 30, 2022, to adjust results that exclude the impact of certain items identified as affecting comparability. We use adjusted operating income, adjusted net income, adjusted diluted earnings per share (EPS), and adjusted operating ratio, as applicable, among other measures, to evaluate our actual operating performance. We believe these non-GAAP financial measures provide valuable information regarding earnings and business trends by excluding specific items that we believe are not indicative of our ongoing operating results of our business, providing a useful way for investors to make a comparison of our performance over time and against other companies in our industry. Since these are not measures of performance calculated in accordance with GAAP, they should be considered in addition to, rather than as a substitute for, operating income, net income, diluted EPS, and operating ratio as indicators of operating performance.